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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported:  August 4, 2006
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                      FOREST RESOURCES MANAGEMENT CORP.
                   (Formerly Executive Hospitality Corp.)
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             (Exact Name of Registrant As Specified In Its Charter)



       DELAWARE                  001-16181                     22-2946374
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(State of Jurisdiction          (Commission                  (IRS Employer
   of Incorporation)            File Number)             Identification Number)


          5447 NW 42nd Ave, Boca Raton, FL                        33496
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      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:   (561) 995-4625
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     The following current report under Section 13 or 15(d) of the Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

         On August 7, 2006, the Registrant entered into a Share Exchange Agreement with Opus Asset Management Group, Inc. Pursuant to this Agreement, which will be a tax-free transaction under Section 368(a) of the Internal Revenue Code of 1986, as amended, the Registrant will issue 20,000,000 shares of its reverse-split common stock, $0.001 par value, in exchange for all of the outstanding shares of common stock of Opus.

         Opus, through its Valcor Holdings, Inc. subsidiary, is a forest management and logging company with extensive property rights to forestland located in Nicaragua, which after Brazil has the largest rain forests in the Western Hemisphere. These forests are primarily comprised of rare and exotic hardwood growths such as mahogany and rosewood.

         Valcor's goal is to become Central and South America's leading producer of high-quality, environmentally sustainable forest products. The Company plans to accomplish this objective by combining its existing cutting, milling, and logistic operations with an aggressive reforestation program calculated not just to preserve but improve its vital natural resource base.


ITEM 5.03    AMENDMENT TO ARTICLES OF INCORPORATION

         On August 7, 2006, the Registrant amended its Articles of Incorporation with the State of Delaware to change its name to "Forest Resources Management Corp.". The change of name, which will be effective at the opening of trading on August 8, 2006, had previously been approved by holders of a majority of the shares of Common Stock acting upon written consent in accordance with the requirements of Delaware corporation law.

ITEM 8.01:   OTHER EVENTS

         Effective at the opening of trading on August 8, 2006, the Registrant completed a reverse split of its Common Stock. Each shareholder of the Registrant on that date will receive one (1) new share of Common Stock, $.001 par value, for each one hundred (100) shares of existing Common Stock, $.001 par value. Fractional shares will be rounded up to the next whole share. There is no mandatory exchange of certificates.


Item 9.01.   Financial Statements and Exhibits.

             (d) Exhibits.

             Exhibit No.  Description of Exhibit

             99.1         SHARE EXCHANGE AGREEMENT dated August 4, 2006.


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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: August 7, 2006          FOREST RESOURCES MANAGEMENT CORP.

                                      By:/S/ CHAIM JUSTMAN
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                                      President




























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